SUPPLEMENT DATED MARCH 18, 2020 TO THE

CURRENT PROSPECTUSES, DATED MAY 1, 2019, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation (“NYLIAC”)

New York Life Variable Universal Life Insurance Policies

and

PROSPECTUSES, DATED MAY 1, 2014, AS AMENDED, FOR

NYLIAC Single Premium Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

INVESTING IN

NYLIAC Variable Universal Life Separate Account – I

This supplement amends the prospectuses you received, as amended, (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement notes the appointment of an investment subadviser to the BlackRock® High Yield V.I. Fund—Class I (the “Portfolio”). Keeping this purpose in mind, please note the following:

Effective as of March 2, 2020, BlackRock International Limited was appointed as the investment subadviser of the Portfolio.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010